SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 21, 2004

                      RARE Hospitality International, Inc.
               (Exact Name of Registrant as Specified in Charter)


Georgia                        0-19924                   58-1498312
------------------             -----------------         -------------------
(State or Other                (Commission               (IRS Employer
Jurisdiction of                File Number)              Identification No.)
Incorporation)


                  8215 Roswell Rd, Bldg. 600, Atlanta, GA 30350
                   -------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 399-9595
                       ----------------------------------
              (Registrant's Telephone Number, including Area Code)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.




 EXHIBIT NO.                DESCRIPTION
 -------------------        ---------------------

 99.1                       Press Release dated July 21, 2004




ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 21, 2004, RARE Hospitality International Inc. (the "Company") announced 2004 second-quarter results. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RARE Hospitality International, Inc.

                                  By:  /s/  W. DOUGLAS BENN
                                  ----------------------------------------
                                  Name:    W. Douglas Benn
                                  Title:   Executive Vice President, Finance
                                           and Chief Financial Officer


Date:  July 21, 2004

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